Exhibit 21.1

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

Subsidiary List

Entity	Formation
4 Overlook LLC	Delaware
C&S Southlake Capital Partners I, L.P.	Delaware
Centre at Laurel, LLC	Maryland
Colesville One, LLC	Maryland
Green Valley Crossing, LLC	Nevada
Half Day LLC	Delaware
Inland Bel Air HC, L.L.C.	Delaware
Inland Bel Air SPE, L.L.C.	Delaware
Inland Capital HC, L.L.C.	Delaware
Inland Continental Rave Houston, L.L.C.	Delaware
Inland Continental Polaris, L.L.C.	Delaware
Inland Gateway HC, L.L.C.	Delaware
Inland Gateway SPE, L.L.C.	Delaware
Inland Holdco Management LLC	Delaware
Inland Mondo Powell, L.L.C.	Delaware
Inland Northwest Management Corp.	Delaware
Inland Pacific Property Services LLC	Delaware
Inland Park Place Limited Partnership	Illinois
Inland Plano Acquisitions, LLC	Delaware
Inland Plano Investments, LLC	Delaware
Inland Polaris Member, L.L.C.	Delaware
Inland Powell Member, L.L.C.	Delaware
Inland Rave Member, L.L.C.	Delaware
Inland Reisterstown HC, L.L.C.	Delaware
Inland Reisterstown SPE I, L.L.C.	Delaware
Inland Reisterstown SPE II, L.L.C.	Delaware
Inland Southeast Darien, L.L.C.	Delaware
Inland Southeast King’s Grant, L.L.C.	Delaware
Inland Southeast New Britain, L.L.C.	Delaware
Inland Southeast Newnan Crossing, L.L.C.	Delaware
Inland Southeast Stony Creek, L.L.C.	Delaware
Inland Southwest Management Corp.	Delaware
Inland Southwest Management LLC	Delaware
Inland Towson HC, L.L.C.	Delaware
Inland Towson SPE, L.L.C.	Delaware
Inland US Management LLC	Delaware
Inland Western 4 Overlook, L.L.C.	Delaware
Inland Western Acquisitions, Inc.	Illinois
Inland Western Acworth Stilesboro, L.L.C.	Delaware
Inland Western Allen McDermott GP, L.L.C.	Delaware
Inland Western Allen McDermott Limited Partnership	Illinois
Inland Western Allen McDermott LP, L.L.C.	Delaware
Inland Western Altamonte Springs State Road, L.L.C.	Delaware
Inland Western Arvada, L.L.C.	Delaware
Inland Western Atlanta Cascade Avenue, L.L.C.	Delaware
Inland Western Austin Mopac GP, L.L.C.	Delaware
Inland Western Austin Mopac Limited Partnership	Illinois
Inland Western Austin Mopac LP, L.L.C.	Delaware
Inland Western Austin Southpark Meadows GP, L.L.C.	Delaware
Inland Western Austin Southpark Meadows Limited Partnership	Illinois

Exhibit 21.1

Inland Western Austin Southpark Meadows LP, L.L.C.	Delaware
Inland Western Austin Southpark Meadows Pad G GP, L.L.C.	Delaware
Inland Western Austin Southpark Meadows Pad G Limited Partnership	Illinois
Inland Western Austin Southpark Meadows Pad G LP, L.L.C.	Delaware
Inland Western Austin Southpark Meadows II Limited Partnership	Illinois
Inland Western Austin Southpark Meadows II GP, L.L.C.	Delaware
Inland Western Austin Southpark Meadows II LP, L.L.C.	Delaware
Inland Western Avondale McDowell, L.L.C.	Delaware
Inland Western Bakersfield Calloway, L.L.C.	Delaware
Inland Western Bangor Broadway, L.L.C.	Delaware
Inland Western Bangor Parkade, L.L.C.	Delaware
Inland Western Baton Rouge, L.L.C.	Delaware
Inland Western Bay Shore Gardiner, L.L.C.	Delaware
Inland Western Beekman, L.L.C.	Delaware
Inland Western Beekman Member, L.L.C.	Delaware
Inland Western Beekman Member II, L.L.C.	Delaware
Inland Western Bethlehem Saucon Valley DST	Delaware
Inland Western Bettendorf Duck Creek, L.L.C.	Delaware
Inland Western Bettendorf Duck Creek I, L.L.C.	Delaware
Inland Western Birmingham Edgemont, L.L.C.	Delaware
Inland Western Bluffton Low Country, L.L.C.	Delaware
Inland Western Bluffton Low Country II, L.L.C.	Delaware
Inland Western Blytheville, L.L.C.	Delaware
Inland Western Bradenton Beachway, L.L.C.	Delaware
Inland Western Brooklyn Park 93rd Avenue, L.L.C.	Delaware
Inland Western Burleson South Towne GP, L.L.C.	Delaware
Inland Western Burleson South Towne Limited Partnership	Illinois
Inland Western Burleson South Towne LP, L.L.C.	Delaware
Inland Western Burleson Wilshire GP, L.L.C.	Delaware
Inland Western Burleson Wilshire Limited Partnership	Illinois
Inland Western Burleson Wilshire LP, L.L.C.	Delaware
Inland Western Butler Kinnelon, L.L.C.	Delaware
Inland Western Butler Kinnelon Member, L.L.C.	Delaware
Inland Western Butler Kinnelon Member II, L.L.C.	Delaware
Inland Western Cambridge Brick Church, L.L.C.	Delaware
Inland Western Canton O Green, L.L.C.	Delaware
Inland Western Canton Paradise, L.L.C.	Delaware
Inland Western Canton Paradise Outlot, L.L.C.	Delaware
Inland Western Cave Creek Tatum Boulevard, L.L.C.	Delaware
Inland Western Cedar Hill Pleasant Run GP, L.L.C.	Delaware
Inland Western Cedar Hill Pleasant Run Limited Partnership	Illinois
Inland Western Cedar Hill Pleasant Run LP, L.L.C.	Delaware
Inland Western Chantilly Crossing, L.L.C.	Delaware
Inland Western Chantilly Member, L.L.C.	Delaware
Inland Western Chantilly Member II, L.L.C.	Delaware
Inland Western Charleston North Rivers, L.L.C.	Delaware
Inland Western Chattanooga Brainerd Road, L.L.C.	Delaware
Inland Western Chicago Ashland, L.L.C.	Delaware
Inland Western Chicago Ashland I, L.L.C.	Delaware
Inland Western Chicago Brickyard, L.L.C.	Delaware
Inland Western Clear Lake Clear Shores GP, L.L.C.	Delaware
Inland Western Clear Lake Clear Shores Limited Partnership	Illinois
Inland Western Clear Lake Clear Shores LP, L.L.C.	Delaware
Inland Western Cocoa Beach Cornerstone, L.L.C.	Delaware

Exhibit 21.1

Inland Western Colesville New Hampshire, L.L.C.	Delaware
Inland Western Colesville New Hampshire SPE, L.L.C.	Delaware
Inland Western College Station Gateway GP, L.L.C.	Delaware
Inland Western College Station Gateway Limited Partnership	Illinois
Inland Western College Station Gateway LP, L.L.C.	Delaware
Inland Western College Station Gateway II GP, L.L.C.	Delaware
Inland Western College Station Gateway II Limited Partnership	Illinois
Inland Western College Station Gateway II LP, L.L.C.	Delaware
Inland Western Columbia Broad River, L.L.C.	Delaware
Inland Western Columbus Clifty, L.L.C.	Delaware
Inland Western Columbus Polaris, L.L.C.	Delaware
Inland Western Columbus Sawmill, L.L.C.	Delaware
Inland Western Coppell Town GP, L.L.C.	Delaware
Inland Western Coppell Town Limited Partnership	Illinois
Inland Western Coppell Town LP, L.L.C.	Delaware
Inland Western Concord King’s Grant II, L.L.C.	Delaware
Inland Western Concord Northlite, L.L.C.	Delaware
Inland Western Coram Plaza, L.L.C.	Delaware
Inland Western Covington Newton Crossroads, L.L.C.	Delaware
Inland Western Cranberry DST	Delaware
Inland Western Crossville Main, L.L.C.	Delaware
Inland Western Cumming Green’s Corner, L.L.C.	Delaware
Inland Western Cupertino Tantau, L.L.C.	Delaware
Inland Western Cuyahoga Falls, L.L.C.	Delaware
Inland Western Cypress Mill GP, L.L.C.	Delaware
Inland Western Cypress Mill Limited Partnership	Illinois
Inland Western Cypress Mill LP, L.L.C.	Delaware
Inland Western Dallas Lincoln Park GP, L.L.C.	Delaware
Inland Western Dallas Lincoln Park Limited Partnership	Illinois
Inland Western Dallas Lincoln Park LP, L.L.C.	Delaware
Inland Western Dallas Preston Trail GP, L.L.C.	Delaware
Inland Western Dallas Preston Trail Limited Partnership	Texas
Inland Western Dallas Preston Trail LP, L.L.C.	Delaware
Inland Western Dallas Preston Trail Pad GP, L.L.C.	Delaware
Inland Western Dallas Preston Trail Pad Limited Partnership	Texas
Inland Western Dallas Paradise, L.L.C.	Delaware
Inland Western Danforth, L.L.C.	Delaware
Inland Western Denton Crossing GP, L.L.C.	Delaware
Inland Western Denton Crossing Limited Partnership	Illinois
Inland Western Denton Crossing LP, L.L.C.	Delaware
Inland Western Depere, L.L.C.	Delaware
Inland Western Douglasville Douglas, L.L.C.	Delaware
Inland Western Duluth John’s Creek, L.L.C.	Delaware
Inland Western Duluth John’s Creek SPE, L.L.C.	Delaware
Inland Western Duncansville Holliday DST	Delaware
Inland Western Easton Forks Town DST	Delaware
Inland Western El Paso MDS Limited Partnership	Illinois
Inland Western El Paso MDS LP, L.L.C.	Delaware
Inland Western El Paso Rojas GP, L.L.C.	Delaware
Inland Western El Paso Rojas Limited Partnership	Illinois
Inland Western El Paso Rojas LP, L.L.C.	Delaware
Inland Western Euless GP, L.L.C.	Delaware
Inland Western Euless Limited Partnership	Illinois
Inland Western Euless LP, L.L.C.	Delaware

Exhibit 21.1

Inland Western Evans, L.L.C.	Delaware
Inland Western Fort Mill West Town, L.L.C.	Delaware
Inland Western Fort Myers Page Field, L.L.C.	Delaware
Inland Western Fort Worth Southwest Crossing GP, L.L.C.	Delaware
Inland Western Fort Worth Southwest Crossing Limited Partnership	Illinois
Inland Western Fort Worth Southwest Crossing LP, L.L.C.	Delaware
Inland Western Fountain Hills Four Peaks, L.L.C.	Delaware
Inland Western Fresno Blackstone Avenue, L.L.C.	Delaware
Inland Western Frisco Parkway GP, L.L.C.	Delaware
Inland Western Frisco Parkway LP, L.L.C.	Delaware
Inland Western Fullerton Metrocenter, L.L.C.	Delaware
Inland Western Gainesville Village, L.L.C.	Delaware
Inland Western Galveston Galvez GP, L.L.C.	Delaware
Inland Western Galveston Galvez Limited Partnership	Illinois
Inland Western Galveston Galvez LP, L.L.C.	Delaware
Inland Western Georgetown Magnolia, L.L.C.	Delaware
Inland Western Georgetown Rivery GP, L.L.C.	Delaware
Inland Western Georgetown Rivery Limited Partnership	Illinois
Inland Western Georgetown Rivery LP, L.L.C.	Delaware
Inland Western Gilroy I, L.L.C.	Delaware
Inland Western Gilroy II, L.L.C.	Delaware
Inland Western Glendale, L.L.C.	Delaware
Inland Western Glendale Outlot D, L.L.C.	Delaware
Inland Western Glendale Peoria II, L.L.C.	Delaware
Inland Western Gloucester Cross Keys, L.L.C.	Delaware
Inland Western Gloucester Cross Keys Member, L.L.C.	Delaware
Inland Western Gloucester Cross Keys Member II, L.L.C.	Delaware
Inland Western Grand Prairie Carrier GP, L.L.C.	Delaware
Inland Western Grand Prairie Carrier Limited Partnership	Illinois
Inland Western Grand Prairie Carrier LP, L.L.C.	Delaware
Inland Western Grand Prairie Southwest Crossing GP, L.L.C.	Delaware
Inland Western Grand Prairie Southwest Crossing Limited Partnership	Illinois
Inland Western Grand Prairie Southwest Crossing LP, L.L.C.	Delaware
Inland Western Grapevine GP, L.L.C.	Delaware
Inland Western Grapevine Limited Partnership	Illinois
Inland Western Grapevine LP, L.L.C.	Delaware
Inland Western Green Global Gateway, L.L.C.	Delaware
Inland Western Greensboro Airport Center, L.L.C.	Delaware
Inland Western Greensburg Commons, L.L.C.	Delaware
Inland Western Greenville Five Forks, L.L.C.	Delaware
Inland Western Greenville Five Forks Outlot, L.L.C.	Delaware
Inland Western Greer Wade Hampton, L.L.C.	Delaware
Inland Western Gurnee, L.L.C.	Delaware
Inland Western Half Day, L.L.C.	Delaware
Inland Western Hartford New Park, L.L.C.	Delaware
Inland Western Hartford New Park Member, L.L.C.	Delaware
Inland Western Hartford New Park Member II, L.L.C.	Delaware
Inland Western Heath Southgate, L.L.C.	Delaware
Inland Western Hellertown Main Street DST	Delaware
Inland Western Hickory-Catawba, L.L.C.	Delaware
Inland Western High Ridge, L.L.C.	Delaware
Inland Western Hinsdale Ogden, L.L.C.	Delaware
Inland Western Houma Academy, L.L.C.	Delaware
Inland Western Houma Magnolia, L.L.C.	Delaware

Exhibit 21.1

Inland Western Houston Bear Creek GP, L.L.C.	Delaware
Inland Western Houston Bear Creek Limited Partnership	Illinois
Inland Western Houston Bear Creek LP, L.L.C.	Delaware
Inland Western Houston Little York GP, L.L.C.	Delaware
Inland Western Houston Little York Limited Partnership	Illinois
Inland Western Houston New Forest GP, L.L.C.	Delaware
Inland Western Houston New Forest Limited Partnership	Illinois
Inland Western Houston New Forest LP, L.L.C.	Delaware
Inland Western Houston Royal Oaks Village II GP, L.L.C.	Delaware
Inland Western Houston Royal Oaks Village II Limited Partnership	Illinois
Inland Western Houston Royal Oaks Village II LP, L.L.C.	Delaware
Inland Western Humble Humblewood GP, L.L.C.	Delaware
Inland Western Humble Humblewood Limited Partnership	Illinois
Inland Western Humble Humblewood LP, L.L.C.	Delaware
Inland Western Iowa City Alexander, L.L.C.	Delaware
Inland Western Irmo Station, L.L.C.	Delaware
Inland Western Irving GP, L.L.C.	Delaware
Inland Western Irving Limited Partnership	Illinois
Inland Western Irving LP, L.L.C.	Delaware
Inland Western Jackson Columns, L.L.C.	Delaware
Inland Western Jacksonville Race Track Road, L.L.C.	Delaware
Inland Western Jacksonville Southpoint, L.L.C.	Delaware
Inland Western Jonesboro Parker, L.L.C.	Delaware
Inland Western JV Beaumont Crossings, L.L.C.	Delaware
Inland Western JV Hampton Retail Colorado, L.L.C.	Delaware
Inland Western JV Henderson Green Valley, L.L.C.	Delaware
Inland Western JV Henderson Lake Mead, L.L.C.	Delaware
Inland Western JV Nashville Bellevue, L.L.C.	Delaware
Inland Western JV South Billings Associates, L.L.C.	Delaware
Inland Western Kalamazoo WMU, L.L.C.	Delaware
Inland Western Kalispell Mountain View, L.L.C.	Delaware
Inland Western Kalispell Mountain View II, L.L.C.	Delaware
Inland Western Kansas City, L.L.C.	Delaware
Inland Western Kansas City Stateline, L.L.C.	Delaware
Inland Western Kansas City Wilshire, L.L.C.	Delaware
Inland Western Kill Devil Hills Croatan, L.L.C.	Delaware
Inland Western Kingsport East Stone, L.L.C.	Delaware
Inland Western Knoxville Corridor Park, L.L.C.	Delaware
Inland Western Knoxville Corridor Park II, L.L.C.	Delaware
Inland Western Knoxville Harvest, L.L.C.	Delaware
Inland Western Lake Mary, L.L.C.	Delaware
Inland Western Lake Worth Towne Crossing GP, L.L.C.	Delaware
Inland Western Lake Worth Towne Crossing Limited Partnership	Illinois
Inland Western Lake Worth Towne Crossing LP, L.L.C.	Delaware
Inland Western Lakewood, L.L.C.	Delaware
Inland Western Lansing Eastwood, L.L.C.	Delaware
Inland Western Lansing Eastwood SPE, L.L.C.	Delaware
Inland Western Larkspur, L.L.C.	Delaware
Inland Western Las Vegas, L.L.C.	Delaware
Inland Western Las Vegas Montecito, L.L.C.	Delaware
Inland Western Las Vegas Montecito Outlot, L.L.C.	Delaware
Inland Western Laurel Contee, L.L.C.	Delaware
Inland Western Laurel Contee Acquisitions, L.L.C.	Delaware
Inland Western Lawrence, L.L.C.	Delaware

Exhibit 21.1

Inland Western Lawrenceville Simonton, L.L.C.	Delaware
Inland Western Lawton Lee Blvd., L.L.C.	Delaware
Inland Western Lebanon 9th Street DST	Delaware
Inland Western Lewis Center Powell, L.L.C.	Delaware
Inland Western Lewisville Lakepointe GP, L.L.C.	Delaware
Inland Western Lewisville Lakepointe Limited Partnership	Illinois
Inland Western Lewisville Lakepointe LP, L.L.C.	Delaware
Inland Western Longmont Fox Creek, L.L.C.	Delaware
Inland Western Mansfield GP, L.L.C.	Delaware
Inland Western Mansfield Limited Partnership	Illinois
Inland Western Mansfield LP, L.L.C.	Delaware
Inland Western Maple Grove Wedgwood, L.L.C.	Delaware
Inland Western Markham Corp.	New Brunswick, Canada
Inland Western Markham DST	Delaware
Inland Western Markham Limited Partnership	Ontario, Canada
Inland Western Markham Signatory Trustee, L.L.C.	Delaware
Inland Western Marysville, L.L.C.	Delaware
Inland Western Massillon Village, L.L.C.	Delaware
Inland Western McAllen GP, L.L.C.	Delaware
Inland Western McAllen Limited Partnership	Illinois
Inland Western McAllen LP, L.L.C.	Delaware
Inland Western McAllen MDS Limited Partnership	Illinois
Inland Western McAllen MDS LP, L.L.C.	Delaware
Inland Western McAllen Trenton GP, L.L.C.	Delaware
Inland Western McAllen Trenton Limited Partnership	Illinois
Inland Western McAllen Trenton LP, L.L.C.	Delaware
Inland Western McDonough Henry Town, L.L.C.	Delaware
Inland Western McKinney Lake Forest GP, L.L.C.	Delaware
Inland Western McKinney Lake Forest Limited Partnership	Illinois
Inland Western McKinney Lake Forest LP, L.L.C.	Delaware
Inland Western McKinney Stonebridge GP, L.L.C.	Delaware
Inland Western McKinney Stonebridge Limited Partnership	Illinois
Inland Western McKinney Stonebridge LP, L.L.C.	Delaware
Inland Western MDS Portfolio, L.L.C.	Delaware
Inland Western Memphis Winchester, L.L.C.	Delaware
Inland Western Mesa Fiesta, L.L.C.	Delaware
Inland Western Miami 19th Street, L.L.C.	Delaware
Inland Western Middletown Brown’s Lane, L.L.C.	Delaware
Inland Western Middletown Fairgrounds Plaza, L.L.C.	Delaware
Inland Western Midland Academy GP, L.L.C.	Delaware
Inland Western Midland Academy Limited Partnership	Illinois
Inland Western Midland Academy LP, L.L.C.	Delaware
Inland Western Milwaukee Midtown, L.L.C.	Delaware
Inland Western Milwaukee Midtown II, L.L.C.	Delaware
Inland Western Minneapolis 3rd Avenue, L.L.C.	Delaware
Inland Western Montevallo Main, L.L.C.	Delaware
Inland Western Moore 19th Street, L.L.C.	Delaware
Inland Western Morristown Crockett, L.L.C.	Delaware
Inland Western Mountain Brook, L.L.C.	Delaware
Inland Western Mt. Pleasant Park West, L.L.C.	Delaware
Inland Western Murrieta Avenida Acacias, L.L.C.	Delaware
Inland Western Naperville Route 59, L.L.C.	Delaware
Inland Western New Britain Main, L.L.C.	Delaware

Exhibit 21.1

Inland Western New Hartford Orchard, L.L.C.	Delaware
Inland Western Newport News Jefferson, L.L.C.	Delaware
Inland Western New Port Richey Mitchell, L.L.C.	Delaware
Inland Western New York Portfolio, L.L.C.	Delaware
Inland Western Newburgh Crossing, L.L.C.	Delaware
Inland Western Newnan Crossing II, L.L.C.	Delaware
Inland Western Norman, L.L.C.	Delaware
Inland Western North Attleboro Crossroads, L.L.C.	Delaware
Inland Western North Carolina Sales, Inc.	Illinois
Inland Western North Richland Hills Davis GP, L.L.C.	Delaware
Inland Western North Richland Hills Davis Limited Partnership	Illinois
Inland Western North Richland Hills Davis LP, L.L.C.	Delaware
Inland Western Northport Northwood, L.L.C.	Delaware
Inland Western Northwoods Natural Bridge, L.L.C.	Delaware
Inland Western Oklahoma City Quail, L.L.C.	Delaware
Inland Western Oklahoma City Western Avenue, L.L.C.	Delaware
Inland Western Ontario 4th Street, L.L.C.	Delaware
Inland Western Orange 440 Boston, L.L.C.	Delaware
Inland Western Orange 440 Boston Member, L.L.C.	Delaware
Inland Western Orange 440 Boston Member II, L.L.C.	Delaware
Inland Western Orange 53 Boston, L.L.C.	Delaware
Inland Western Oswego Douglass, L.L.C.	Delaware
Inland Western Oswego Gerry Centennial, L.L.C.	Delaware
Inland Western Ottawa Dayton, L.L.C.	Delaware
Inland Western Panama City, L.L.C.	Delaware
Inland Western Pawtucket Boulevard, L.L.C.	Delaware
Inland Western Pawtucket Cottage, L.L.C.	Delaware
Inland Western Phenix City, L.L.C.	Delaware
Inland Western Phillipsburg Greenwich, L.L.C.	Delaware
Inland Western Phillipsburg Greenwich Member, L.L.C.	Delaware
Inland Western Phillipsburg Greenwich Member II, L.L.C.	Delaware
Inland Western Phoenix, L.L.C.	Delaware
Inland Western Phoenix 19th Avenue, L.L.C.	Delaware
Inland Western Phoenix 31st Avenue, L.L.C.	Delaware
Inland Western Pittsburgh William Penn GP, L.L.C.	Delaware
Inland Western Pittsburgh William Penn, L.P.	Illinois
Inland Western Pittsburgh William Penn Member II DST	Delaware
Inland Western Pittsburgh William Penn Partner, L.P.	Delaware
Inland Western Placentia, L.L.C.	Delaware
Inland Western Plantation Express, L.L.C.	Delaware
Inland Western Plymouth 5, L.L.C.	Delaware
Inland Western Port Arthur Academy GP, L.L.C.	Delaware
Inland Western Port Arthur Academy Limited Partnership	Illinois
Inland Western Port Arthur Academy LP, L.L.C.	Delaware
Inland Western Pottstown GP, L.L.C.	Delaware
Inland Western Pottstown Limited Partnership	Illinois
Inland Western Pottstown LP DST	Delaware
Inland Western Poughkeepsie Mid-Hudson, L.L.C.	Delaware
Inland Western Poughkeepsie Mid-Hudson Member, L.L.C.	Delaware
Inland Western Poughkeepsie Mid-Hudson Member II, L.L.C.	Delaware
Inland Western Powder Springs Battle Ridge, L.L.C.	Delaware
Inland Western Punxsutawney Mahoning Street DST	Delaware
Inland Western Quakertown GP, L.L.C.	Delaware
Inland Western Quakertown Limited Partnership	Illinois

Exhibit 21.1

Inland Western Quakertown LP DST	Delaware
Inland Western Retail Real Estate Advisory Services, Inc.	Illinois
Inland Western Retail Real Estate Trust, Inc.	Maryland
Inland Western Richmond Mayland, L.L.C.	Delaware
Inland Western Round Rock Forest Commons GP, L.L.C.	Delaware
Inland Western Round Rock Forest Commons Limited Partnership	Illinois
Inland Western Round Rock Forest Commons LP, L.L.C.	Delaware
Inland Western Royal Palm Beach Commons, L.L.C.	Delaware
Inland Western Saginaw GP, L.L.C.	Delaware
Inland Western Saginaw Limited Partnership	Illinois
Inland Western Saginaw LP, L.L.C.	Delaware
Inland Western Salt Lake City Gateway, L.L.C.	Delaware
Inland Western San Antonio GP, L.L.C.	Delaware
Inland Western San Antonio Limited Partnership	Illinois
Inland Western San Antonio LP, L.L.C.	Delaware
Inland Western San Antonio Academy GP, L.L.C.	Delaware
Inland Western San Antonio Academy Limited Partnership	Illinois
Inland Western San Antonio Academy LP, L.L.C.	Delaware
Inland Western San Antonio Fountainhead Drive GP, L.L.C.	Delaware
Inland Western San Antonio Fountainhead Drive Limited Partnership	Illinois
Inland Western San Antonio Fountainhead Drive LP, L.L.C.	Delaware
Inland Western San Antonio HQ GP, L.L.C.	Delaware
Inland Western San Antonio HQ Limited Partnership	Illinois
Inland Western San Antonio HQ LP, L.L.C.	Delaware
Inland Western San Antonio Huebner Oaks GP, L.L.C.	Delaware
Inland Western San Antonio Huebner Oaks Limited Partnership	Illinois
Inland Western San Antonio Huebner Oaks LP, L.L.C.	Delaware
Inland Western San Antonio Military Drive GP, L.L.C.	Delaware
Inland Western San Antonio Military Drive Limited Partnership	Illinois
Inland Western San Antonio Military Drive LP, L.L.C.	Delaware
Inland Western San Antonio Mission GP, L.L.C.	Delaware
Inland Western San Antonio Mission Limited Partnership	Illinois
Inland Western San Antonio Mission LP, L.L.C.	Delaware
Inland Western San Antonio Rogers GP, L.L.C.	Delaware
Inland Western San Antonio Rogers Limited Partnership	Illinois
Inland Western San Antonio Rogers LP, L.L.C.	Delaware
Inland Western Santa Clara 1350 Duane, L.L.C.	Delaware
Inland Western Santa Fe, L.L.C.	Delaware
Inland Western Saratoga Springs Wilton, L.L.C.	Delaware
Inland Western Saratoga Springs Wilton Member, L.L.C.	Delaware
Inland Western Saratoga Springs Wilton Member II, L.L.C.	Delaware
Inland Western Schaumburg American Lane, L.L.C.	Delaware
Inland Western Seattle Northgate North, L.L.C.	Delaware
Inland Western Seekonk Power Center, L.L.C.	Delaware
Inland Western Severn, L.L.C.	Delaware
Inland Western Severn NB, L.L.C.	Delaware
Inland Western Southlake GP, L.L.C.	Delaware
Inland Western Southlake Limited Partnership	Illinois
Inland Western Southlake LP, L.L.C.	Delaware
Inland Western Southlake Corners GP, L.L.C.	Delaware
Inland Western Southlake Corners Limited Partnership	Illinois
Inland Western Southlake Corners LP, L.L.C.	Delaware
Inland Western Southlake Suntree Limited Partnership	Illinois
Inland Western Southlake Suntree LP, L.L.C.	Delaware

Exhibit 21.1

Inland Western Spartanburg, L.L.C.	Delaware
Inland Western Spartanburg SPE, L.L.C.	Delaware
Inland Western SPE, L.L.C.	Delaware
Inland Western Spokane Northpointe, L.L.C.	Delaware
Inland Western Springfield Boston, L.L.C.	Delaware
Inland Western St. George, L.L.C.	Delaware
Inland Western State College Science Park DST	Delaware
Inland Western Stockton Airport Way, L.L.C.	Delaware
Inland Western Stockton Airport Way II, L.L.C.	Delaware
Inland Western Stony Creek II, L.L.C.	Delaware
Inland Western Sugar Land Colony GP, L.L.C.	Delaware
Inland Western Sugar Land Colony Limited Partnership	Illinois
Inland Western Sugar Land Riverpark I GP, L.L.C.	Delaware
Inland Western Sugar Land Riverpark I Limited Partnership	Illinois
Inland Western Sugar Land Riverpark I LP, L.L.C.	Delaware
Inland Western Sugar Land Riverpark IIA GP, L.L.C.	Delaware
Inland Western Sugar Land Riverpark IIA Limited Partnership	Illinois
Inland Western Sugar Land Riverpark IIA LP, L.L.C.	Delaware
Inland Western Sugar Land Riverpark IIB GP, L.L.C.	Delaware
Inland Western Sugar Land Riverpark IIB Limited Partnership	Illinois
Inland Western Sugar Land Riverpark IIB LP, L.L.C.	Delaware
Inland Western Summerville Azalea Square, L.L.C.	Delaware
Inland Western Summerville Azalea Square III GP, L.L.C.	Delaware
Inland Western Summerville Azalea Square III Limited Partnership	Tennessee
Inland Western Summerville Azalea Square III LP, L.L.C.	Delaware
Inland Western Sylacauga Broadway, L.L.C.	Delaware
Inland Western Tallahassee Governor’s One, L.L.C.	Delaware
Inland Western Tampa Walters, L.L.C.	Delaware
Inland Western Taylorsville 2700 West, L.L.C.	Delaware
Inland Western Temecula Commons, L.L.C.	Delaware
Inland Western Temecula Vail, L.L.C.	Delaware
Inland Western Thousand Oaks, L.L.C.	Delaware
Inland Western Town And Country Manchester, L.L.C.	Delaware
Inland Western Traverse City Bison Hollow, L.L.C.	Delaware
Inland Western Tuscaloosa University, L.L.C.	Delaware
Inland Western University Heights University Square, L.L.C.	Delaware
Inland Western Viera Lake Andrew, L.L.C.	Delaware
Inland Western Waco Central GP, L.L.C.	Delaware
Inland Western Waco Central Limited Partnership	Illinois
Inland Western Waco Central LP, L.L.C.	Delaware
Inland Western Watauga GP, L.L.C.	Delaware
Inland Western Watauga Limited Partnership	Illinois
Inland Western Watauga LP, L.L.C.	Delaware
Inland Western/Weber JV Dallas Wheatland GP, L.L.C.	Delaware
Inland Western/Weber JV Dallas Wheatland Limited Partnership	Texas
Inland Western/Weber JV Dallas Wheatland LP, L.L.C.	Delaware
Inland Western/Weber JV Frisco Parkway Limited Partnership	Texas
Inland Western Wesley Chapel Northwoods, L.L.C.	Delaware
Inland Western West Allis Greenfield, L.L.C.	Delaware
Inland Western West Mifflin Century III GP, L.L.C.	Delaware
Inland Western West Mifflin Century III, L.P.	Illinois
Inland Western West Mifflin Century III Member II DST	Delaware
Inland Western West Mifflin Century III Partner, L.P.	Delaware
Inland Western Westbury Merchants Plaza, L.L.C.	Delaware

Exhibit 21.1

Inland Western Westerville Cleveland, L.L.C.	Delaware
Inland Western Williston Maple Tree, L.L.C.	Delaware
Inland Western Wilmington College, L.L.C.	Delaware
Inland Western Winston-Salem 5th Street, L.L.C.	Delaware
Inland Western Winter Springs Red Bug, L.L.C.	Delaware
Inland Western Woodridge Seven Bridges, L.L.C.	Delaware
Inland Western Worcester Lincoln Plaza, L.L.C.	Delaware
IWR Protective Corporation	Delaware
IWR Gateway Central Plant, L.L.C.	Delaware
Lake Mead Crossing, LLC	Nevada
MS Inland Fund, LLC	Delaware
SLTS Grand Avenue II, L.P.	Texas
SLTS Grand Avenue II GP, L.L.C.	Delaware
The Shops At Legacy (Inland) GP, L.L.C.	Delaware
The Shops At Legacy (Inland) L.P.	Illinois
The Shops At Legacy (Inland) LP, L.L.C.	Delaware
Town Square Ventures, L.P.	Illinois
Town Square Ventures II GP, L.L.C.	Texas
Town Square Ventures II, L.P.	Texas
Town Square Ventures III, L.P.	Texas
Town Square Ventures III GP, L.L.C.	Delaware
Town Square Ventures III LP, L.L.C.	Delaware
Town Square Ventures V, GP, L.L.C.	Delaware
Town Square Ventures V Limited Partnership	Texas
Town Square Ventures V, LP, L.L.C.	Delaware
University Square Parking LLC	Delaware
Western Town Square Ventures GP, L.L.C.	Delaware
Western Town Square Ventures LP, L.L.C.	Delaware
Western Town Square Ventures I GP, L.L.C.	Delaware